Exhibit 99.1

Bank of Hawaii Corporation Second Quarter 2010 Financial Results

•                  Diluted Earnings Per Share $0.96

•                  Net Income for the Quarter $46.6 Million

•                  Board of Directors Declares Dividend of $0.45 Per Share

•                  Company Announces Plans to Resume Share Repurchase Program

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 26, 2010) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.96 for the second quarter of 2010, which was up 48 percent from diluted earnings per share of $0.65 in the same quarter last year.  Net income for the second quarter of 2010 was $46.6 million compared to net income of $52.7 million in the first quarter of 2010, and up from $31.0 million in the second quarter of 2009.  Second quarter 2010 results include a provision for credit losses of $15.9 million, down from $20.7 million in the first quarter of 2010, and down from $28.7 million in the second quarter of 2009.  Noninterest income in the second quarter of 2010 included net gains of $15.0 million on sales of investment securities compared with $20.0 million in the first quarter of 2010.

Average deposits continued to be strong during the second quarter of 2010, holding stable at $9.4 billion.  Total shareholders’ equity exceeded $1.0 billion at the end of the quarter.  The allowance for loan and lease losses increased to $147.4 million during the second quarter of 2010 and represents 2.71 percent of outstanding loans and leases.

“The second quarter was another strong quarter for Bank of Hawaii,” said Allan R. Landon, Chairman, and CEO.  “Our profitability remained solid and the Hawaii economy continues to show signs of gradual improvement.  While we have added $1.0 million to our allowance for loan and lease losses this quarter, economic and risk indicators suggest that further increases to the allowance may not be necessary.  We are also planning to resume our share repurchase program during the third quarter in an orderly and disciplined manner.”

The return on average assets for the second quarter of 2010 was 1.48 percent, down from 1.73 percent in the previous quarter, and up from 1.06 percent during the same quarter last year.  The return on average equity for the second quarter of 2010 was 19.01 percent compared to 22.54 percent for the first quarter of 2010 and 14.49 percent in the second quarter of 2009.

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For the six months ended June 30, 2010, net income was $99.3 million, up $32.3 million compared to net income of $67.0 million for the same period last year.  Diluted earnings per share were $2.05 for the first half of 2010, up from $1.40 for the first half of 2009.  The year-to-date return on average assets was 1.60 percent, up from 1.18 percent for the same period in 2009.  The year-to-date return on average equity was 20.73 percent, up from 16.13 percent for the six months ended June 30, 2009.  The efficiency ratio for the first half of 2010 was 47.59 percent compared with 53.78 percent for the same period last year.

Results for the first six months of 2010 included $35.0 million in net gains on investment securities, net interest recoveries of $2.8 million, and a gain of $1.2 million on the sale of leased equipment partially offset by an accrual of $3.3 million for employee cash grants for the purchase of Company stock.  Results for the first six months of 2009 included gains of $13.7 million from the disposition of leased equipment and the sale of the Company’s retail insurance brokerage business.  Gains in the first half of 2009 were partially offset by expenses for legal contingencies, an industry-wide FDIC assessment, and early debt retirement.  Details of these items are included in Table 2.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2010 was $104.2 million, down $3.7 million from net interest income of $107.9 million in the first quarter of 2010 and up $1.0 million from net interest income of $103.2 million in the second quarter of 2009.  Results for the first quarter of 2010 include the previously mentioned net interest recoveries of $2.8 million.  Analyses of the changes in net interest income are included in Tables 7a, 7b, and 7c.

The net interest margin was 3.51 percent for the second quarter of 2010, a 21 basis point decrease from 3.72 percent in the first quarter of 2010 and a 22 basis point decrease from 3.73 percent in the second quarter of 2009.  Adjusted for the net interest recoveries, the net interest margin in the first quarter of 2010 was 3.62 percent.

Results for the second quarter of 2010 included a provision for credit losses of $15.9 million compared with $20.7 million in the first quarter of 2010 and $28.7 million in the second quarter of 2009.  The provision for credit losses exceeded net charge-offs of $14.9 million by $1.0 million in the second quarter of 2010.  The provision for credit losses exceeded net charge-offs of $18.0 million by $2.7 million in the first quarter of 2010 and exceeded net charge-offs of $25.7 million by $3.0 million in the second quarter of 2009.

Noninterest income was $68.9 million for the second quarter of 2010, a decrease of $2.9 million compared to noninterest income of $71.8 million in the first quarter of 2010, and an increase of $9.0 million compared to noninterest income of $59.8 million in the second quarter of 2009.  Noninterest income in the second quarter of 2010 included the previously mentioned net securities gains of $15.0 million and $1.2 million on the sale of leased equipment.  Noninterest income in the first quarter of 2010 included net securities gains of $20.0 million.  Results for the second quarter of 2009 included a gain of $2.8 million related to the disposition of leased equipment and $0.9 million on the sale of the Company’s retail insurance brokerage business.

Noninterest expense was $85.9 million in the second quarter of 2010, up $4.2 million from noninterest expense of $81.7 million in the first quarter of 2010, and down $3.7 million from noninterest expense of $89.6 million in the same quarter last year.  Noninterest expense in the

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second quarter of 2010 included $3.3 million for the previously mentioned employee cash grants.  Noninterest expense in the second quarter of 2009 included a $5.7 million industry-wide FDIC assessment.  An analysis of salary and benefit expenses is included in Table 8.

The efficiency ratio for the second quarter of 2010 was 49.72 percent, compared with 45.54 percent in the first quarter of 2010 and 55.07 percent in the second quarter of 2009.  Adjusted for the income and expense items previously discussed, the efficiency ratio for the second quarter of 2010 was 52.77 percent compared with 52.18 percent in the first quarter of 2010 and 52.71 percent in the second quarter of 2009.  A summary of these items is included in Table 2.

The effective tax rate for the second quarter of 2010 was 34.37 percent compared to 31.53 percent in the previous quarter and 30.18 percent during the same quarter last year.  The lower effective tax rate in the first quarter of 2010 was primarily due to the expected utilization of capital losses on the sale of a low-income housing investment.  The lower effective tax rate in the second quarter of 2009 was primarily due to accounting for the termination of a leveraged lease that resulted in a $1.6 million income tax benefit.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Table 12a and 12b.

Asset Quality

Overall credit quality continued to reflect a slowly improving economy during the second quarter of 2010.  Non-performing assets remain at elevated levels primarily due to the lengthy resolution process on residential mortgages.  Non-performing assets were $43.2 million at June 30, 2010, up from $41.6 million at March 31, 2010, and up from $39.1 million at June 30, 2009.  As a percentage of total loans and leases, including loans held for sale and foreclosed real estate, non-performing assets were 0.79 percent at June 30, 2010.

Accruing loans and leases past due 90 days or more were $12.9 million at June 30, 2010, down from $16.0 million at March 31, 2010, and up from $9.6 million at June 30, 2009.  There were no commercial loans past due 90 days or more at June 30, 2010.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 10.

Net charge-offs during the second quarter of 2010 were $14.9 million or 1.09 percent annualized of total average loans and leases, down from $18.0 million or 1.28 percent annualized in the first quarter of 2010, and $25.7 million or 1.65 percent annualized in the second quarter last year.  Net charge-offs for the six months ended June 30, 2010 were $33.0 million, or 1.19 percent annualized of total average loans and leases, down from $39.7 million, or 1.26 percent annualized of total average loans and leases for the same period last year.

The allowance for loan and lease losses increased to $147.4 million at June 30, 2010, up from $146.4 million at March 31, 2010 and $137.4 million at June 30, 2009.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.71 percent at June 30, 2010.  The reserve for unfunded commitments at June 30, 2010 remained unchanged at $5.4 million.  Details of charge-offs, recoveries, and the components of the reserve for credit losses are summarized in Table 11.

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Other Financial Highlights

Total assets were $12.86 billion at June 30, 2010, higher than total assets of $12.44 billion at March 31, 2010, and up from $12.19 billion at June 30, 2009.  Average total assets were $12.60 billion during the second quarter of 2010, higher than average assets of $12.38 billion during the previous quarter, and up from $11.75 billion during the second quarter last year.  The increase in total assets is largely due to growth in investment securities, partially offset by a decline in loan balances due to lower demand and tighter underwriting standards.  Wholesale funding with government entities increased $0.6 billion during the second quarter.

Total deposits were $9.32 billion at June 30, 2010, compared with total deposits of $9.49 billion at March 31, 2010 and $9.02 billion at June 30, 2009.  The decrease in deposits compared with the previous quarter was primarily due to a reduction in commercial savings and public deposits.  Average total deposits of $9.39 billion during the second quarter were level with average deposits during the previous quarter, and up from $9.22 billion during the same quarter last year.

As a result of strong deposit levels and weak loan demand, the investment securities portfolio increased to $6.13 billion at June 30, 2010, up from $5.61 billion at March 31, 2010, and up from $4.50 billion at June 30, 2009.

Total shareholders’ equity was $1.01 billion at June 30, 2010, up $73.6 million from $939.4 million at March 31, 2010, and up from $845.9 million at June 30, 2009.  No shares were repurchased during the second quarter of 2010.  The Company intends to resume share repurchases during the third quarter of 2010.  Remaining buyback authority under the share repurchase program was $85.4 million at June 30, 2010.

At June 30, 2010, the Tier 1 leverage ratio was 7.09 percent, up from 6.97 percent at March 31, 2010, and up from 6.64 percent at June 30, 2009.  At June 30, 2010, the ratio of tangible common equity to risk weighted assets increased to 18.57 percent, up from 16.75 percent at March 31, 2010, and up from 13.02 percent at June 30, 2009.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on September 15, 2010 to shareholders of record at the close of business on August 31, 2010.

Hawaii Economy

Hawaii’s economy was slightly improved during the second quarter of 2010.  Visitor arrivals have improved and spending appears to be stable.  Job growth remains weak across most business sectors and unemployment, although significantly better than the national average, is expected to remain elevated.  The State’s seasonally adjusted unemployment rate of 6.3 percent at the end of June 2010 was the sixth lowest in the country and compared with a national rate of 9.5 percent.  Home sales volume statewide continues to improve and prices on Oahu have stabilized, although sales prices on the neighbor islands continue to lag.  Private construction activity remains low; however, increased activity is anticipated due to Federal and State stimulus plans.  More information on Hawaii economic trends is presented in Table 14.

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Conference Call Information

The Company will review its second quarter 2010 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com. Conference call participants in the United States should dial 866-831-6291.  International participants should dial 617-213-8860.  Use the pass code “Bank of Hawaii” to access the call.  A replay of the call will be available for one week beginning Monday, July 26, 2010 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 70182558 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2010	2010	2009	2010	2009
For the Period:
Operating Results
Net Interest Income	$103,928	$107,653	$102,851	$211,581	$199,913
Provision for Credit Losses	15,939	20,711	28,690	36,650	53,577
Total Noninterest Income	68,874	71,782	59,832	140,656	130,197
Total Noninterest Expense	85,918	81,706	89,584	167,624	177,517
Net Income	46,564	52,736	31,006	99,300	67,046
Basic Earnings Per Share	0.97	1.10	0.65	2.07	1.41
Diluted Earnings Per Share	0.96	1.09	0.65	2.05	1.40
Dividends Declared Per Share	0.45	0.45	0.45	0.90	0.90

Performance Ratios
Return on Average Assets	1.48%	1.73%	1.06%	1.60%	1.18%
Return on Average Shareholders’ Equity	19.01	22.54	14.49	20.73	16.13
Efficiency Ratio [1]	49.72	45.54	55.07	47.59	53.78
Operating Leverage [2]	(11.10)	1.99	(8.04)	20.98	(14.62)
Net Interest Margin [3]	3.51	3.72	3.73	3.61	3.75
Dividend Payout Ratio [4]	46.39	40.91	69.23	43.48	63.83
Average Shareholders’ Equity to Average Assets	7.79	7.67	7.30	7.73	7.34

Average Balances
Average Loans and Leases	$5,522,423	$5,686,923	$6,258,403	$5,604,218	$6,351,938
Average Assets	12,603,233	12,377,785	11,753,580	12,491,132	11,426,766
Average Deposits	9,387,621	9,390,615	9,222,130	9,389,110	8,988,053
Average Shareholders’ Equity	982,233	949,073	858,139	965,745	838,288

Market Price Per Share of Common Stock
Closing	$48.35	$44.95	$35.83	$48.35	$35.83
High	54.10	50.42	41.42	54.10	45.24
Low	45.00	41.60	31.35	41.60	25.33

	June 30,	March 31,	December 31,	June 30,
	2010	2010	2009	2009
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,440,911	$5,610,081	$5,759,785	$6,149,911
Total Assets	12,855,845	12,435,670	12,414,827	12,194,695
Total Deposits	9,324,659	9,494,084	9,409,676	9,019,661
Long-Term Debt	40,300	90,309	90,317	91,432
Total Shareholders’ Equity	1,013,011	939,372	895,973	845,885

Asset Quality
Allowance for Loan and Lease Losses	$147,358	$146,358	$143,658	$137,416
Non-Performing Assets [5]	43,241	41,624	48,331	39,054

Financial Ratios
Allowance to Loans and Leases Outstanding	2.71%	2.61%	2.49%	2.23%
Tier 1 Capital Ratio [6]	16.92	15.93	14.84	12.52
Total Capital Ratio [7]	18.19	17.20	16.11	13.78
Leverage Ratio [8]	7.09	6.97	6.76	6.64
Tangible Common Equity to Total Assets [9]	7.63	7.30	6.96	6.65
Tangible Common Equity to Risk-Weighted Assets [9]	18.57	16.75	15.45	13.02

Non-Financial Data
Full-Time Equivalent Employees	2,427	2,400	2,418	2,533
Branches and Offices	83	83	83	85
ATMs	487	483	485	486

[1]	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2]	Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes. Measures are presented on a linked quarter basis.
[3]	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.
[4]	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[5]	Excluded from non-performing assets are contractually binding non-accrual loans held for sale of $4.2 million and $5.2 million as of December 31, 2009 and June 30, 2009, respectively.
[6]	Tier 1 Capital Ratio as of December 31, 2009 and June 30, 2009 was revised from 14.88% and 12.56%, respectively.
[7]	Total Capital Ratio as of December 31, 2009 and June 30, 2009 was revised from 16.15% and 13.82%, respectively.
[8]	Leverage Ratio as of December 31, 2009 and June 30, 2009 was revised from 6.78% and 6.66%, respectively.
[9]

Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets.  Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2010	2010	2009	2010	2009
Cash Basis Interest Recoveries	$—	$2,832	$—	$2,832	$—
Investment Securities Gains, Net	14,951	20,021	—	34,972	—
Gain on Disposal of Leased Equipment	1,189	—	2,782	1,189	12,818
Gain on Sale of Insurance Subsidiary	—	—	852	—	852
Increase in Allowance for Loan and Lease Losses	(1,000)	(2,700)	(3,000)	(3,700)	(13,918)
Cash Grants for the Purchase of Company Stock	(3,250)	—	—	(3,250)	—
FDIC Special Assessment	—	—	(5,744)	—	(5,744)
Legal Contingencies	—	—	—	—	(1,500)
Market Premium on Repurchased Long-Term Privately Placed Debt	—	—	—	—	(875)
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	11,890	20,153	(5,110)	32,043	(8,367)
Income Taxes Impact Related to Lease Transactions	462	—	(286)	462	3,586
Income Tax Impact	3,745	7,054	(2,762)	10,799	(7,414)
Net Significant Income (Expense) Items	$7,683	$13,099	$(2,062)	$20,782	$(4,539)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2010	2010	2009	2010	2009
Interest Income
Interest and Fees on Loans and Leases	$71,997	$77,271	$83,342	$149,268	$169,934
Income on Investment Securities
Trading	—	—	—	—	594
Available-for-Sale	44,989	43,841	38,155	88,830	70,456
Held-to-Maturity	1,700	1,863	2,369	3,563	4,936
Deposits	3	13	5	16	15
Funds Sold	396	309	526	705	1,103
Other	277	277	276	554	552
Total Interest Income	119,362	123,574	124,673	242,936	247,590
Interest Expense
Deposits	7,930	8,307	14,481	16,237	31,506
Securities Sold Under Agreements to Repurchase	6,472	6,429	6,477	12,901	13,129
Funds Purchased	6	7	5	13	10
Long-Term Debt	1,026	1,178	859	2,204	3,032
Total Interest Expense	15,434	15,921	21,822	31,355	47,677
Net Interest Income	103,928	107,653	102,851	211,581	199,913
Provision for Credit Losses	15,939	20,711	28,690	36,650	53,577
Net Interest Income After Provision for Credit Losses	87,989	86,942	74,161	174,931	146,336
Noninterest Income
Trust and Asset Management	11,457	11,708	11,881	23,165	23,513
Mortgage Banking	3,752	3,464	5,443	7,216	14,121
Service Charges on Deposit Accounts	14,856	13,814	12,910	28,670	26,296
Fees, Exchange, and Other Service Charges	15,806	14,504	15,410	30,310	30,386
Investment Securities Gains, Net	14,951	20,021	12	34,972	68
Insurance	2,291	2,715	4,744	5,006	10,385
Other	5,761	5,556	9,432	11,317	25,428
Total Noninterest Income	68,874	71,782	59,832	140,656	130,197
Noninterest Expense
Salaries and Benefits	47,500	44,564	44,180	92,064	91,208
Net Occupancy	10,154	10,144	10,008	20,298	20,336
Net Equipment	4,366	4,558	4,502	8,924	8,818
Professional Fees	2,091	1,992	4,005	4,083	6,554
FDIC Insurance	3,107	3,100	8,987	6,207	10,801
Other	18,700	17,348	17,902	36,048	39,800
Total Noninterest Expense	85,918	81,706	89,584	167,624	177,517
Income Before Provision for Income Taxes	70,945	77,018	44,409	147,963	99,016
Provision for Income Taxes	24,381	24,282	13,403	48,663	31,970
Net Income	$46,564	$52,736	$31,006	$99,300	$67,046
Basic Earnings Per Share	$0.97	$1.10	$0.65	$2.07	$1.41
Diluted Earnings Per Share	$0.96	$1.09	$0.65	$2.05	$1.40
Dividends Declared Per Share	$0.45	$0.45	$0.45	$0.90	$0.90
Basic Weighted Average Shares	48,080,485	47,914,412	47,682,604	47,997,996	47,624,521
Diluted Weighted Average Shares	48,415,602	48,289,427	47,948,531	48,352,082	47,876,509

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 4

	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2010	2010	2009	2009
Assets
Interest-Bearing Deposits	$4,062	$4,910	$8,755	$4,537
Funds Sold	355,891	269,410	291,546	656,000
Investment Securities
Available-for-Sale	5,980,759	5,447,239	5,330,834	4,292,911
Held-to-Maturity (Fair Value of $161,441; $173,646; $186,668, and $214,484)	153,190	167,099	181,018	209,807
Loans Held for Sale	13,179	11,143	16,544	40,994
Loans and Leases	5,440,911	5,610,081	5,759,785	6,149,911
Allowance for Loan and Lease Losses	(147,358)	(146,358)	(143,658)	(137,416)
Net Loans and Leases	5,293,553	5,463,723	5,616,127	6,012,495
Total Earning Assets	11,800,634	11,363,524	11,444,824	11,216,744
Cash and Noninterest-Bearing Deposits	343,514	355,398	254,766	294,022
Premises and Equipment	108,394	110,310	110,976	112,681
Customers’ Acceptances	412	677	1,386	2,084
Accrued Interest Receivable	41,420	42,180	45,334	43,042
Foreclosed Real Estate	3,192	3,192	3,132	438
Mortgage Servicing Rights	25,646	26,082	25,970	24,731
Goodwill	31,517	31,517	31,517	34,959
Other Assets	501,116	502,790	496,922	465,994
Total Assets	$12,855,845	$12,435,670	$12,414,827	$12,194,695

Liabilities
Deposits
Noninterest-Bearing Demand	$2,214,803	$2,194,280	$2,252,083	$2,109,270
Interest-Bearing Demand	1,615,464	1,669,586	1,609,413	1,589,300
Savings	4,423,473	4,515,597	4,405,969	4,054,039
Time	1,070,919	1,114,621	1,142,211	1,267,052
Total Deposits	9,324,659	9,494,084	9,409,676	9,019,661
Funds Purchased	9,832	8,888	8,888	8,670
Short-Term Borrowings	7,000	7,317	6,900	10,000
Securities Sold Under Agreements to Repurchase	2,081,393	1,529,047	1,618,717	1,799,794
Long-Term Debt	40,300	90,309	90,317	91,432
Banker’s Acceptances	412	677	1,386	2,084
Retirement Benefits Payable	35,669	36,895	37,435	54,286
Accrued Interest Payable	5,078	7,766	7,026	7,765
Taxes Payable and Deferred Taxes	228,660	224,112	229,140	226,936
Other Liabilities	109,831	97,203	109,369	128,182
Total Liabilities	11,842,834	11,496,298	11,518,854	11,348,810
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: June 30, 2010 - 57,100,287 / 48,264,157; March 31, 2010 - 57,027,543 / 48,040,830; December 31, 2009 - 57,028,239 / 48,018,943; and June 30, 2009 - 57,028,940 / 47,881,083)	570	570	569	569
Capital Surplus	497,082	494,653	494,318	491,784
Accumulated Other Comprehensive Income (Loss)	61,220	18,063	6,925	(1,870)
Retained Earnings	895,565	874,305	843,521	811,121
Treasury Stock, at Cost (Shares: June 30, 2010 - 8,836,130; March 31, 2010 - 8,986,713; December 31, 2009 - 9,009,296; and June 30, 2009 - 9,147,857)	(441,426)	(448,219)	(449,360)	(455,719)
Total Shareholders’ Equity	1,013,011	939,372	895,973	845,885
Total Liabilities and Shareholders’ Equity	$12,855,845	$12,435,670	$12,414,827	$12,194,695

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 5

				Accum.
				Other
				Comprehensive
		Common	Capital	Income	Retained	Treasury	Comprehensive
(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Stock	Income
Balance as of December 31, 2009	$895,973	$569	$494,318	$6,925	$843,521	$(449,360)
Comprehensive Income:
Net Income	99,300	—	—	—	99,300	—	$99,300
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	53,534	—	—	53,534	—	—	53,534
Amortization of Net Losses Related to Defined Benefit Plans	761	—	—	761	—	—	761
Total Comprehensive Income							$153,595
Share-Based Compensation	1,545	—	1,545	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans and Related Tax Benefits (312,707 shares)	8,532	1	1,219	—	(3,902)	11,214
Common Stock Repurchased (67,493 shares)	(3,280)	—	—	—	—	(3,280)
Cash Dividends Paid	(43,354)	—	—	—	(43,354)	—
Balance as of June 30, 2010	$1,013,011	$570	$497,082	$61,220	$895,565	$(441,426)

Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	67,046	—	—	—	67,046	—	$67,046
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	26,302	—	—	26,302	—	—	26,302
Amortization of Net Losses Related to Defined Benefit Plans	716	—	—	716	—	—	716
Total Comprehensive Income							$94,064
Share-Based Compensation	944	—	944	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans and Related Tax Benefits (152,582 shares)	4,087	1	(1,675)	—	(791)	6,552
Common Stock Repurchased (24,870 shares)	(856)	—	—	—	—	(856)
Cash Dividends Paid	(43,058)	—	—	—	(43,058)	—
Balance as of June 30, 2009	$845,885	$569	$491,784	$(1,870)	$811,121	$(455,719)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2010			March 31, 2010			June 30, 2009
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.3	$—	0.17%	$5.8	$—	0.92%	$5.2	$—	0.36%
Funds Sold	586.8	0.4	0.27	463.1	0.3	0.27	833.2	0.5	0.25
Investment Securities
Available-for-Sale	5,531.2	45.2	3.27	5,241.0	44.1	3.37	3,662.1	38.5	4.21
Held-to-Maturity	160.2	1.7	4.25	174.1	1.9	4.28	219.9	2.4	4.31
Loans Held for Sale	8.5	0.1	4.46	8.8	0.5	23.80	24.1	0.2	4.21
Loans and Leases [1]
Commercial and Industrial	765.5	7.9	4.12	788.5	10.2	5.25	984.1	9.9	4.02
Commercial Mortgage	826.2	10.5	5.10	838.0	10.5	5.09	763.8	9.9	5.22
Construction	100.3	1.3	5.28	108.0	1.3	4.99	144.5	1.5	4.03
Commercial Lease Financing	400.8	3.0	2.95	407.4	3.4	3.33	450.2	3.5	3.13
Residential Mortgage	2,109.1	29.9	5.66	2,160.6	30.9	5.73	2,359.0	34.6	5.88
Home Equity	875.8	10.9	5.01	909.4	11.3	5.02	999.3	12.6	5.07
Automobile	249.4	4.7	7.63	272.6	5.2	7.73	325.5	6.5	7.96
Other [2]	195.3	3.7	7.63	202.4	3.9	7.76	232.0	4.6	7.89
Total Loans and Leases	5,522.4	71.9	5.22	5,686.9	76.7	5.44	6,258.4	83.1	5.32
Other	79.8	0.3	1.39	79.8	0.3	1.39	79.7	0.3	1.39
Total Earning Assets [3]	11,894.2	119.6	4.03	11,659.5	123.8	4.27	11,082.6	125.0	4.52
Cash and Noninterest-Bearing Deposits	221.0			229.8			203.9
Other Assets	488.0			488.5			467.1
Total Assets	$12,603.2			$12,377.8			$11,753.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,659.8	0.3	0.06	$1,662.0	0.3	0.07	$1,907.7	0.3	0.07
Savings	4,477.8	4.2	0.38	4,434.2	4.4	0.40	4,036.9	7.8	0.77
Time	1,093.0	3.4	1.24	1,136.5	3.6	1.29	1,330.6	6.4	1.92
Total Interest-Bearing Deposits	7,230.6	7.9	0.44	7,232.7	8.3	0.47	7,275.2	14.5	0.80
Short-Term Borrowings	17.7	—	0.13	28.7	—	0.10	16.4	—	0.12
Securities Sold Under Agreements to Repurchase	1,785.2	6.5	1.44	1,531.7	6.4	1.68	1,168.2	6.5	2.20
Long-Term Debt	74.4	1.0	5.52	90.3	1.2	5.25	71.1	0.8	4.84
Total Interest-Bearing Liabilities	9,107.9	15.4	0.68	8,883.4	15.9	0.72	8,530.9	21.8	1.02
Net Interest Income		$104.2			$107.9			$103.2
Interest Rate Spread			3.35%			3.55%			3.50%
Net Interest Margin			3.51%			3.72%			3.73%
Noninterest-Bearing Demand Deposits	2,157.0			2,157.9			1,946.9
Other Liabilities	356.1			387.4			417.7
Shareholders’ Equity	982.2			949.1			858.1
Total Liabilities and Shareholders’ Equity	$12,603.2			$12,377.8			$11,753.6

[1]	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]

Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $237,000, $239,000, and $331,000 for the three months ended June 30, 2010, March 31, 2010, and June 30, 2009, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Six Months Ended			Six Months Ended
	June 30, 2010			June 30, 2009
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.6	$—	0.56%	$5.0	$—	0.59%
Funds Sold	525.2	0.7	0.27	872.8	1.1	0.25
Investment Securities
Trading	—	—	—	24.3	0.6	4.90
Available-for-Sale	5,386.9	89.3	3.32	3,148.3	71.0	4.51
Held-to-Maturity	167.1	3.6	4.26	227.4	4.9	4.34
Loans Held for Sale	8.7	0.6	14.27	23.0	0.5	4.30
Loans and Leases [1]
Commercial and Industrial	776.9	18.1	4.69	1,007.6	20.3	4.06
Commercial Mortgage	832.1	21.0	5.10	747.3	19.5	5.27
Construction	104.1	2.7	5.13	149.3	3.1	4.12
Commercial Lease Financing	404.1	6.3	3.14	456.5	7.2	3.14
Residential Mortgage	2,134.7	60.8	5.70	2,398.0	71.0	5.92
Home Equity	892.5	22.2	5.01	1,013.9	25.6	5.10
Automobile	260.9	9.9	7.68	340.8	13.4	7.95
Other [2]	198.9	7.6	7.70	238.5	9.3	7.88
Total Loans and Leases	5,604.2	148.6	5.33	6,351.9	169.4	5.36
Other	79.8	0.6	1.39	79.7	0.6	1.39
Total Earning Assets [3]	11,777.5	243.4	4.15	10,732.4	248.1	4.64
Cash and Noninterest-Bearing Deposits	225.4			223.6
Other Assets	488.2			470.8
Total Assets	$12,491.1			$11,426.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,660.8	0.5	0.07	$1,898.2	0.6	0.07
Savings	4,456.1	8.7	0.39	3,786.4	16.0	0.85
Time	1,114.7	7.0	1.27	1,415.2	14.9	2.12
Total Interest-Bearing Deposits	7,231.6	16.2	0.45	7,099.8	31.5	0.89
Short-Term Borrowings	23.2	—	0.11	17.6	—	0.11
Securities Sold Under Agreements to Repurchase	1,659.2	12.9	1.55	1,052.4	13.1	2.48
Long-Term Debt	82.3	2.2	5.37	109.4	3.0	5.56
Total Interest-Bearing Liabilities	8,996.3	31.3	0.70	8,279.2	47.6	1.16
Net Interest Income		$212.1			$200.5
Interest Rate Spread			3.45%			3.48%
Net Interest Margin			3.61%			3.75%
Noninterest-Bearing Demand Deposits	2,157.5			1,888.3
Other Liabilities	371.6			421.0
Shareholders’ Equity	965.7			838.3
Total Liabilities and Shareholders’ Equity	$12,491.1			$11,426.8

[1]	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]	Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $476,000 and $557,000 for the six months ended June 30, 2010 and 2009, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended June 30, 2010
	Compared to March 31, 2010
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$—	$0.1
Investment Securities
Available-for-Sale	2.3	(1.3)	0.1	1.1
Held-to-Maturity	(0.2)	—	—	(0.2)
Loans Held for Sale	—	(0.4)	—	(0.4)
Loans and Leases
Commercial and Industrial	(0.3)	(2.1)	0.1	(2.3)
Commercial Mortgage	(0.1)	—	0.1	—
Construction	(0.1)	0.1	—	—
Commercial Lease Financing	—	(0.4)	—	(0.4)
Residential Mortgage	(0.6)	(0.4)	—	(1.0)
Home Equity	(0.5)	—	0.1	(0.4)
Automobile	(0.5)	(0.1)	0.1	(0.5)
Other [2]	(0.1)	(0.1)	—	(0.2)
Total Loans and Leases	(2.2)	(3.0)	0.4	(4.8)
Total Change in Interest Income	—	(4.7)	0.5	(4.2)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(0.3)	0.1	(0.2)
Time	(0.1)	(0.1)	—	(0.2)
Total Interest-Bearing Deposits	(0.1)	(0.4)	0.1	(0.4)
Securities Sold Under Agreements to Repurchase	1.0	(1.0)	0.1	0.1
Long-Term Debt	(0.2)	—	—	(0.2)
Total Change in Interest Expense	0.7	(1.4)	0.2	(0.5)

Change in Net Interest Income	$(0.7)	$(3.3)	$0.3	$(3.7)

[1]	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended June 30, 2010
	Compared to June 30, 2009
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.2)	$0.1	$(0.1)
Investment Securities
Available-for-Sale	16.6	(9.9)	6.7
Held-to-Maturity	(0.6)	(0.1)	(0.7)
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	(2.2)	0.2	(2.0)
Commercial Mortgage	0.8	(0.2)	0.6
Construction	(0.5)	0.3	(0.2)
Commercial Lease Financing	(0.3)	(0.2)	(0.5)
Residential Mortgage	(3.5)	(1.2)	(4.7)
Home Equity	(1.5)	(0.2)	(1.7)
Automobile	(1.6)	(0.2)	(1.8)
Other [2]	(0.7)	(0.2)	(0.9)
Total Loans and Leases	(9.5)	(1.7)	(11.2)
Total Change in Interest Income	6.1	(11.5)	(5.4)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.7	(4.3)	(3.6)
Time	(1.0)	(2.0)	(3.0)
Total Interest-Bearing Deposits	(0.3)	(6.3)	(6.6)
Securities Sold Under Agreements to Repurchase	2.7	(2.7)	—
Long-Term Debt	0.1	0.1	0.2
Total Change in Interest Expense	2.5	(8.9)	(6.4)

Change in Net Interest Income	$3.6	$(2.6)	$1.0

[1]	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Six Months Ended June 30, 2010
	Compared to June 30, 2009
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.5)	$0.1	$(0.4)
Investment Securities
Trading	(0.3)	(0.3)	(0.6)
Available-for-Sale	40.6	(22.3)	18.3
Held-to-Maturity	(1.3)	—	(1.3)
Loans Held for Sale	(0.5)	0.6	0.1
Loans and Leases
Commercial and Industrial	(5.1)	2.9	(2.2)
Commercial Mortgage	2.2	(0.7)	1.5
Construction	(1.0)	0.6	(0.4)
Commercial Lease Financing	(0.9)	—	(0.9)
Residential Mortgage	(7.6)	(2.6)	(10.2)
Home Equity	(3.0)	(0.4)	(3.4)
Automobile	(3.0)	(0.5)	(3.5)
Other [2]	(1.5)	(0.2)	(1.7)
Total Loans and Leases	(19.9)	(0.9)	(20.8)
Total Change in Interest Income	18.1	(22.8)	(4.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	—	(0.1)
Savings	2.4	(9.7)	(7.3)
Time	(2.7)	(5.2)	(7.9)
Total Interest-Bearing Deposits	(0.4)	(14.9)	(15.3)
Securities Sold Under Agreements to Repurchase	5.8	(6.0)	(0.2)
Long-Term Debt	(0.7)	(0.1)	(0.8)
Total Change in Interest Expense	4.7	(21.0)	(16.3)

Change in Net Interest Income	$13.4	$(1.8)	$11.6

[1]	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits	Table 8

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2010	2010	2009	2010	2009
Salaries	$29,942	$29,143	$30,732	$59,085	$60,577
Incentive Compensation	3,447	3,446	3,407	6,893	6,699
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	3,984	556	604	4,540	1,391
Commission Expense	1,259	1,346	1,750	2,605	4,005
Retirement and Other Benefits	3,857	4,109	3,804	7,966	8,423
Payroll Taxes	2,331	3,433	2,344	5,764	5,844
Medical, Dental, and Life Insurance	2,481	2,480	1,236	4,961	3,900
Separation Expense	199	51	303	250	369
Total Salaries and Benefits	$47,500	$44,564	$44,180	$92,064	$91,208

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances	Table 9

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2010	2010	2009	2009	2009
Commercial
Commercial and Industrial	$758,851	$782,298	$795,167	$845,056	$932,444
Commercial Mortgage	816,165	834,086	841,431	777,498	788,226
Construction	88,823	104,349	108,395	137,414	140,455
Lease Financing	399,744	398,939	412,933	458,696	468,030
Total Commercial	2,063,583	2,119,672	2,157,926	2,218,664	2,329,155
Consumer
Residential Mortgage	2,087,380	2,138,094	2,190,677	2,246,729	2,309,971
Home Equity	861,196	892,109	921,571	952,076	977,632
Automobile	238,671	260,472	283,937	299,657	309,877
Other [1]	190,081	199,734	205,674	214,232	223,276
Total Consumer	3,377,328	3,490,409	3,601,859	3,712,694	3,820,756
Total Loans and Leases	$5,440,911	$5,610,081	$5,759,785	$5,931,358	$6,149,911

Higher Risk Loans Outstanding

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2010	2010	2009	2009	2009
Residential Home Building [2]	$18,993	$29,475	$31,067	$38,592	$22,850
Residential Land Loans [3]	30,262	33,514	37,873	43,128	47,871
Home Equity Loans [4]	25,055	24,595	28,076	24,339	21,832
Air Transportation [5]	39,165	39,743	50,426	60,996	62,148

[1]	Comprised of other revolving credit, installment, and lease financing.
[2]

Residential home building loans were $41.4 million as of June 30, 2010. Higher risk loans within this segment are defined as those loans with a well-defined weakness or weaknesses that jeopardizes the orderly repayment of the loan.

[3]	We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.
[4]	Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.
[5]	We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2010	2010 [6]	2009 [6]	2009 [6]	2009 [6]
Consumer	$4,925,579	$4,940,576	$4,926,567	$4,776,626	$4,747,612
Commercial	4,036,679	4,126,287	4,115,286	4,002,619	3,829,035
Public and Other	362,401	427,221	367,823	470,855	443,014
Total Deposits	$9,324,659	$9,494,084	$9,409,676	$9,250,100	$9,019,661

6  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2010	2010	2009	2009	2009
Non-Performing Assets [1]
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$741	$3,342	$6,646	$9,924	$10,511
Commercial Mortgage	3,476	1,662	1,167	1,193	1,219
Construction	5,640	7,297	8,154	15,534	6,548
Lease Financing	63	73	631	690	956
Total Commercial	9,920	12,374	16,598	27,341	19,234
Consumer
Residential Mortgage	27,491	23,214	19,893	16,718	16,265
Home Equity	2,638	2,844	5,153	3,726	2,567
Other [2]	—	—	550	550	550
Total Consumer	30,129	26,058	25,596	20,994	19,382
Total Non-Accrual Loans and Leases	40,049	38,432	42,194	48,335	38,616
Non-Accrual Loans Held for Sale	—	—	3,005	—	—
Foreclosed Real Estate	3,192	3,192	3,132	201	438
Total Non-Performing Assets	$43,241	$41,624	$48,331	$48,536	$39,054

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$2,192	$623	$137	$13
Construction	—	2,170	—	3,005	—
Lease Financing	—	—	120	—	—
Total Commercial	—	4,362	743	3,142	13
Consumer
Residential Mortgage	9,019	8,136	8,979	5,951	4,657
Home Equity	2,256	1,608	2,210	1,698	2,879
Automobile	464	571	875	749	769
Other [2]	1,161	1,345	886	739	1,270
Total Consumer	12,900	11,660	12,950	9,137	9,575
Total Accruing Loans and Leases Past Due 90 Days or More	$12,900	$16,022	$13,693	$12,279	$9,588

Total Loans and Leases	$5,440,911	$5,610,081	$5,759,785	$5,931,358	$6,149,911

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.74%	0.69%	0.73%	0.81%	0.63%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.79%	0.74%	0.84%	0.82%	0.63%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	0.62%	0.72%	1.03%	1.23%	0.82%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.90%	0.76%	0.72%	0.57%	0.52%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	1.03%	1.02%	1.07%	1.02%	0.79%

Quarter to Quarter Changes in Non-Performing Assets [1]
Balance at Beginning of Quarter	$41,624	$48,331	$48,536	$39,054	$40,329
Additions	10,761	9,533	14,874	22,856	22,459
Reductions
Payments	(4,414)	(5,689)	(4,128)	(6,899)	(15,593)
Return to Accrual Status	—	(3,505)	(1,818)	(3,373)	(230)
Sales of Foreclosed Real Estate	—	—	(38)	(237)	—
Charge-offs/Write-downs	(4,730)	(7,046)	(9,095)	(2,865)	(7,911)
Total Reductions	(9,144)	(16,240)	(15,079)	(13,374)	(23,734)
Balance at End of Quarter	$43,241	$41,624	$48,331	$48,536	$39,054

[1]

Excluded from non-performing assets were contractually binding non-accrual loans held for sale of $4.2 million, $7.7 million, and $5.2 million as of December 31, 2009, September 30, 2009, and June 30, 2009, respectively.

[2]	Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses	Table 11

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2010	2010	2009	2010	2009
Balance at Beginning of Period	$151,777	$149,077	$139,835	$149,077	$128,667
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(3,056)	(3,906)	(12,249)	(6,962)	(18,713)
Commercial Mortgage	(1,000)	(303)	—	(1,303)	—
Construction	(1,417)	(857)	—	(2,274)	—
Lease Financing	(107)	(190)	(4,473)	(297)	(4,493)
Consumer
Residential Mortgage	(4,377)	(3,255)	(1,814)	(7,632)	(2,641)
Home Equity	(2,886)	(7,436)	(3,303)	(10,322)	(5,619)
Automobile	(1,752)	(2,027)	(2,121)	(3,779)	(5,103)
Other [1]	(2,530)	(2,822)	(3,643)	(5,352)	(7,220)
Total Loans and Leases Charged-Off	(17,125)	(20,796)	(27,603)	(37,921)	(43,789)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	367	858	228	1,225	770
Commercial Mortgage	—	24	—	24	—
Lease Financing	11	1	30	12	32
Consumer
Residential Mortgage	236	422	126	658	271
Home Equity	197	100	76	297	172
Automobile	826	753	735	1,579	1,462
Other [1]	549	627	718	1,176	1,423
Total Recoveries on Loans and Leases Previously Charged-Off	2,186	2,785	1,913	4,971	4,130
Net Loans and Leases Charged-Off	(14,939)	(18,011)	(25,690)	(32,950)	(39,659)
Provision for Credit Losses	15,939	20,711	28,690	36,650	53,577
Provision for Unfunded Commitments	—	—	—	—	250
Balance at End of Period [2]	$152,777	$151,777	$142,835	$152,777	$142,835

Components
Allowance for Loan and Lease Losses	$147,358	$146,358	$137,416	$147,358	$137,416
Reserve for Unfunded Commitments	5,419	5,419	5,419	5,419	5,419
Total Reserve for Credit Losses	$152,777	$151,777	$142,835	$152,777	$142,835

Average Loans and Leases Outstanding	$5,522,423	$5,686,923	$6,258,403	$5,604,218	$6,351,938

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	1.09%	1.28%	1.65%	1.19%	1.26%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.71%	2.61%	2.23%	2.71%	2.23%

[1]	Comprised of other revolving credit, installment, and lease financing.
[2]	Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended June 30, 2010
Net Interest Income	$48,253	$36,336	$4,215	$15,124	$103,928
Provision for Credit Losses	9,871	6,206	(127)	(11)	15,939
Net Interest Income After Provision for Credit Losses	38,382	30,130	4,342	15,135	87,989
Noninterest Income	25,806	11,697	14,310	17,061	68,874
Noninterest Expense	(43,436)	(24,977)	(15,553)	(1,952)	(85,918)
Income Before Provision for Income Taxes	20,752	16,850	3,099	30,244	70,945
Provision for Income Taxes	(7,678)	(5,866)	(1,147)	(9,690)	(24,381)
Net Income	13,074	10,984	1,952	20,554	46,564
Total Assets as of June 30, 2010	$3,155,472	$2,328,378	$312,676	$7,059,319	$12,855,845

Three Months Ended June 30, 2009 [1]
Net Interest Income	$55,843	$41,425	$4,326	$1,257	$102,851
Provision for Credit Losses	12,753	15,192	746	(1)	28,690
Net Interest Income After Provision for Credit Losses	43,090	26,233	3,580	1,258	74,161
Noninterest Income	25,252	16,538	14,615	3,427	59,832
Noninterest Expense	(43,937)	(27,596)	(15,797)	(2,254)	(89,584)
Income Before Provision for Income Taxes	24,405	15,175	2,398	2,431	44,409
Provision for Income Taxes	(9,047)	(5,436)	(887)	1,967	(13,403)
Net Income	15,358	9,739	1,511	4,398	31,006
Total Assets as of June 30, 2009 [1]	$3,554,288	$2,659,944	$267,546	$5,712,917	$12,194,695

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Six Months Ended June 30, 2010
Net Interest Income	$97,565	$77,485	$8,538	$27,993	$211,581
Provision for Credit Losses	25,227	11,347	88	(12)	36,650
Net Interest Income After Provision for Credit Losses	72,338	66,138	8,450	28,005	174,931
Noninterest Income	49,273	21,715	29,337	40,331	140,656
Noninterest Expense	(85,769)	(48,839)	(29,598)	(3,418)	(167,624)
Income Before Provision for Income Taxes	35,842	39,014	8,189	64,918	147,963
Provision for Income Taxes	(13,261)	(13,874)	(3,031)	(18,497)	(48,663)
Net Income	22,581	25,140	5,158	46,421	99,300
Total Assets as of June 30, 2010	$3,155,472	$2,328,378	$312,676	$7,059,319	$12,855,845

Six Months Ended June 30, 2009 [1]
Net Interest Income (Loss)	$111,093	$81,166	$8,318	$(664)	$199,913
Provision for Credit Losses	29,322	22,950	1,550	(245)	53,577
Net Interest Income (Loss) After Provision for Credit Losses	81,771	58,216	6,768	(419)	146,336
Noninterest Income	53,666	40,364	29,060	7,107	130,197
Noninterest Expense	(87,786)	(53,381)	(32,357)	(3,993)	(177,517)
Income Before Provision for Income Taxes	47,651	45,199	3,471	2,695	99,016
Provision for Income Taxes	(17,651)	(16,522)	(1,282)	3,485	(31,970)
Net Income	30,000	28,677	2,189	6,180	67,046
Total Assets as of June 30, 2009 [1]	$3,554,288	$2,659,944	$267,546	$5,712,917	$12,194,695

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 13

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2010	2010	2009	2009	2009
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$71,997	$77,271	$77,457	$79,530	$83,342
Income on Investment Securities
Available-for-Sale	44,989	43,841	41,369	46,419	38,155
Held-to-Maturity	1,700	1,863	2,018	2,179	2,369
Deposits	3	13	2	3	5
Funds Sold	396	309	353	320	526
Other	277	277	277	277	276
Total Interest Income	119,362	123,574	121,476	128,728	124,673
Interest Expense
Deposits	7,930	8,307	10,317	12,235	14,481
Securities Sold Under Agreements to Repurchase	6,472	6,429	6,411	6,394	6,477
Funds Purchased	6	7	7	5	5
Long-Term Debt	1,026	1,178	1,207	1,207	859
Total Interest Expense	15,434	15,921	17,942	19,841	21,822
Net Interest Income	103,928	107,653	103,534	108,887	102,851
Provision for Credit Losses	15,939	20,711	26,801	27,500	28,690
Net Interest Income After Provision for Credit Losses	87,989	86,942	76,733	81,387	74,161
Noninterest Income
Trust and Asset Management	11,457	11,708	11,746	10,915	11,881
Mortgage Banking	3,752	3,464	4,218	4,656	5,443
Service Charges on Deposit Accounts	14,856	13,814	14,160	14,014	12,910
Fees, Exchange, and Other Service Charges	15,806	14,504	14,935	14,801	15,410
Investment Securities Gains (Losses), Net	14,951	20,021	25,707	(5)	12
Insurance	2,291	2,715	2,326	7,304	4,744
Other	5,761	5,556	7,719	5,115	9,432
Total Noninterest Income	68,874	71,782	80,811	56,800	59,832
Noninterest Expense
Salaries and Benefits	47,500	44,564	50,973	46,387	44,180
Net Occupancy	10,154	10,144	10,367	10,350	10,008
Net Equipment	4,366	4,558	4,393	4,502	4,502
Professional Fees	2,091	1,992	3,243	2,642	4,005
FDIC Insurance	3,107	3,100	3,251	3,290	8,987
Other	18,700	17,348	16,293	16,816	17,902
Total Noninterest Expense	85,918	81,706	88,520	83,987	89,584
Income Before Provision for Income Taxes	70,945	77,018	69,024	54,200	44,409
Provision for Income Taxes	24,381	24,282	28,508	17,729	13,403
Net Income	$46,564	$52,736	$40,516	$36,471	$31,006

Basic Earnings Per Share	$0.97	$1.10	$0.85	$0.76	$0.65
Diluted Earnings Per Share	$0.96	$1.09	$0.84	$0.76	$0.65

Balance Sheet Totals
Loans and Leases	$5,440,911	$5,610,081	$5,759,785	$5,931,358	$6,149,911
Total Assets	12,855,845	12,435,670	12,414,827	12,208,025	12,194,695
Total Deposits	9,324,659	9,494,084	9,409,676	9,250,100	9,019,661
Total Shareholders’ Equity	1,013,011	939,372	895,973	902,799	845,885

Performance Ratios
Return on Average Assets	1.48%	1.73%	1.31%	1.21%	1.06%
Return on Average Shareholders’ Equity	19.01	22.54	16.91	16.44	14.49
Efficiency Ratio [1]	49.72	45.54	48.02	50.69	55.07
Net Interest Margin [2]	3.51	3.72	3.57	3.85	3.73

[1]	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2]	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 14

	Five Months Ended		Year Ended
($ in millions; jobs in thousands)	May 31, 2010		December 31, 2009		December 31, 2008
Hawaii Economic Trends
State General Fund Revenues [1]	$1,959.7	24.3%	$4,018.2	(12.8)%	$4,608.6	(1.6)%
General Excise and Use Tax Revenue [1]	$1,009.6	7.7	$2,296.3	(10.6)%	$2,567.8	(2.1)%
Jobs, seasonally adjusted [2]	592.5	0.1	586.1	(3.2)	605.6	(3.5)

	June 30,	December 31,	September 30,	June 30,	December 31,
(annual percentage, except 2009 and 2010)	2010	2009	2009	2009	2008	2007
Unemployment [3]
Statewide, seasonally adjusted	6.3%	6.8%	7.0%	7.0%	5.6%	3.0%

Oahu	5.8	5.3	6.3	6.6	3.5	2.5
Island of Hawaii	10.4	9.6	10.8	10.9	5.5	3.3
Maui	8.5	8.8	9.7	9.4	4.5	2.8
Kauai	9.1	8.9	9.6	10.5	4.4	2.5

	June 30,	December 31,	September 30,	December 31,
(percentage change, except months of inventory)	2010	2009	2009	2008	2007
Housing Trends (Single Family Oahu) [4]
Median Home Price	0.9%	(7.9)%	(8.0)%	(3.0)%	2.1%
Home Sales Volume (units)	8.4%	(5.7)%	(16.2)%	(24.4)	(10.2)%
Months of Inventory	6.2	4.2	5.3	8.9	6.0

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism [2]

April 30, 2010	560.8	(0.7)%
March 31, 2010	564.8	2.0
February 28, 2010	553.9	0.5
January 31, 2010	551.4	3.0
December 31, 2009	535.2	0.5
November 30, 2009	532.7	(0.8)
October 31, 2009	537.2	(2.2)
September 30, 2009	549.1	2.8
August 31, 2009	534.3	3.2
July 31, 2009	517.6	2.5
June 30, 2009	504.8	(9.0)
May 31, 2009	554.4	(0.1)
April 30, 2009	555.0	8.9
March 31, 2009	509.5	(7.3)
February 28, 2009	549.4	1.7
January 31, 2009	540.0	4.4

1  Source:  Hawaii Department of Business, Economic Development & Tourism.

2  Source:  University of Hawaii Economic Research Organization.

3  Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

4  Source:  Honolulu Board of REALTORS.

  Note:  Certain prior period seasonally adjusted information has been revised.